                                                                  Exhibit 10.148
                INSTALLMENT SALE CONTRACT (SECURITY AGREEMENT)


PURCHASER(S):                                          SELLER (DEALER):
MEADOW VALLEY CONTRACTORS, INC.                        CASHMAN EQUIPMENT CO.
4411 S. 40TH SUITE D11                                 3101 EAST CRAIG ROAD
PHOENIX, AZ 85040                                      P.O. BOX 271630
                                                       LAS VEGAS, NV 89127-1630


County: MARICOPA
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Subject to the terms and conditions set forth below and on the reverse side hereof, Seller hereby sells the equipment described below (the "Unit" or
"Units") to Purchaser, and Purchaser (if more than one, jointly and severally), having been offered both a cash sale price and a time sale price, hereby buys the Units from Seller on a time sales basis.
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NEW      (IF USED)                                                     DELIVERED
 OR      FIRST MODEL         DESCRIPTION OF UNIT(S)        SERIAL#     CASH SALE
USED     USED                                                              PRICE
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(1)             416C         Caterpillar Backhoe Loader    1WR10017   $72,500.00








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FIRST DESCRIPTION OF ADDITIONAL SECURITY
USED    (MAKE, MODEL & SERIAL NUMBER)       Sub-Total................ $72,500.00
----------------------------------------    Sales Tax................ $ 4,277.50
                                         1  Total Cash Sale Price.... $76,777.50
                                            Cash Down Pay   13,500.00
                                            Net Trade-in Allow   0.00
---------------------------------------- 2. Total Down Payment....... $13,500.00
FIRST DESCRIPTION OF TRADE-IN EQUIPMENT  3. Unpaid Balance of
USED    (MAKE, MODEL & SERIAL NUMBER)      Cash Price (1 - 2)....... $63,277.50
---------------------------------------- 4. Official Fees (Specify).. $ 4,799.32
                                            Document Fee       250.00
                                            Other Fees       4,549.32
                                         5. Physical Damage Insurance $
---------------------------------------- 6. Principal Balance
                                            (Amount Financed) (3+4+5) $68,076.82
Trade-in Value                     0.00  7. Finance Charge
Less Owing to                      0.00     (Time Price Differential) $13,033.10
Net Trade-in Allowance             0.00  8. Time Balance
                                            (Total of Payments) (6+7) $81,109.92
Location of Units: 4411 South 40th,      9. Time Sale balance
                   Suite D11                (Total of Payment Price)
                   Phoenix, AZ 85040        (2+8).................... $94,609.92
                                        10. Annual Percentage Rate...      8.84%
                                        11. Date FINANCE CHARGE
                                            begins to accrue.........Feb 13 2001


Purchaser hereby sells and conveys to Seller the above described Trade-in Equipment and warrants it to be free and clear of all claims, liens, security interests and encumbrances except to the extent shown above.

     1. PAYMENT: Purchaser shall pay to Seller, at PO Box 100647 Pasadena, CA 91189-0647 or such other location Seller designates in writing, the Time Balance (Item 8 above) as follows [check (a) or (b)]:

  X
----- (a) in 48 equal monthly installments of $1,689.79 each, with the first installment due MAR 13 2001, and the balance of the installments due on the like day of each month thereafter, (except no payments shall be due during the month(s) of n/a), until the entire indebtedness has been paid; or

----- (b) in accordance with the Payment Schedule attached to this Contract.

(Provisions of section 1 continued on reverse.)

             SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS
                      WHICH ARE A PART OF THIS CONTRACT.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED IN THIS CONTRACT.

NOTICE TO PURCHASER: (1) DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES; (2) YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGN; (3) UNDER THE LAW YOU MAY HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE.

PURCHASER ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS CONTRACT EXECUTED BY BOTH PURCHASER AND SELLER.

Purchaser(s) and Seller have duly executed this Contract as of FEB 13 2001.

Purchaser(s):                           Seller:
MEADOW VALLEY CONTRACTORS, INC.         CASHMAN EQUIPMENT CO.


By /s/ Alan Terril                      By /s/ R. L. Vanderpool III
  -----------------------------------     --------------------------------------

Name (PRINT)  Alan Terril               Name (PRINT)  R. L. Vanderpool III
             ------------------------                ---------------------------

Title  Vice President                   Title  Vice President, Sales & Marketing
     --------------------------------        -----------------------------------

                        ADDITIONAL TERMS AND CONDITIONS

1. PAYMENT (continued): Purchaser shall pay to Seller a late payment charge equal to the lesser of (a) the highest charge allowed by law or (b) 5% of the amount of any payment including any accelerated payment) not made when due under this Contract (or such later date as may be required by applicable law). Upon prepayment in full or acceleration of the total unpaid Time Balance, Purchaser shall receive a rebate of the unearned portion of the Finance Charge computed on an actuarial basis less a processing fee. Except as otherwise expressly provided herein, the obligations of Purchaser hereunder shall not be affected by any defect in, damage to, loss of or interference with possession or use of any Unit, by the attachment of any lien or claim to any Unit, or for any other cause.

2. DISCLAIMER OF WARRANTIES: Purchaser acknowledges and agrees that Seller is not the manufacturer of the Unit(s) and that Purchaser has selected each Unit based on Purchaser's own judgment without any reliance whatsoever on any statements or representations made by Seller. AS BETWEEN SELLER AND PURCHASER, THE UNIT(S) ARE PROVIDED "AS IS" WITHOUT ANY WARRANTIES OF ANY KIND. PURCHASER HEREBY EXPRESSLY DISCLAIMS a) ALL WARRANTIES OF MERCHANTABILITY, b) ALL WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, AND c) ALL WARRANTIES AGAINST INFRINGEMENT OR THE LIKE. Seller assigns to Purchaser its interest in any of the manufacturer's warranties on the Unit(s).

3. POSSESSION, USE AND MAINTENANCE: Purchaser shall not (a) use any Unit improperly, carelessly, unsafely or in violation of any law or regulation or for personal, family, or household purposes or for any purpose other than in Purchaser's business (including agricultural business); (b) permit the use of any Unit by anyone other than the Purchaser or change the permanent location of any Unit from the county and state specified above without the prior written consent of Seller; or (c) sell, lease, assign or transfer, or create or suffer to exist any lien, claim security interest or encumbrance on any of its rights hereunder or in any Unit. The Units are and shall remain personal property irrespective of their use or manner of attachment to realty. Upon prior notice to Purchaser, Seller or its agent shall have the right (but not the obligation) at all reasonable times to inspect any Unit. Purchaser shall at its expense maintain the Units in good operating order, repair and condition. Purchaser shall not alter any Unit or affix any equipment to any Unit of such alteration or addition would impair the originally intended function or reduce the value of such Unit. Any alteration or addition to any Unit shall be at the sole risk of Purchaser.

4. TAXES: Purchaser shall promptly pay all taxes, assessments, fees and other charges when levied or assessed against any Unit or the ownership or use thereof, or this Contract or any payments made or to be made to Seller.

5. WAIVER AND INDEMNITY: PURCHASER HEREBY AGREES TO RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS SELLER, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND ASSIGNS FROM AND AGAINST ANY CLAIMS OF PURCHASER OR THIRD PARTIES, INCLUDING CLAIMS BASED UPON BREACH OF CONTRACT, BREACH OF WARRANTY, PERSONAL INJURY, PROPERTY DAMAGE, STRICT LIABILITY OR NEGLIGENCE, FOR ANY LOSS, DAMAGE OR INJURY CAUSED
BY OR RELATING TO THE DESIGN, MANUFACTURE, SELECTION, DELIVERY, CONDITION, OPERATION, USE, OWNERSHIP, MAINTENANCE OR REPAIR OF ANY UNIT. FURTHER, PURCHASER AGREES TO BE RESPONSIBLE FOR ALL COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, INCURRED BY SELLER OR ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND ASSIGNS IN DEFENDING SUCH CLAIMS OR IN ENFORCING THIS PROVISION. UNDER NO CONDITION OR CAUSE OF ACTION SHALL SELLER BE LIABLE FOR ANY LOSS OF ACTUAL OR ANTICIPATED BUSINESS OR PROFITS OR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES.

6. INSURANCE: Purchaser, at its expense, shall keep each Unit and all equipment listed as Additional Security insured against all risks for their full insurable value and shall maintain comprehensive public liability insurance in an amount reasonably acceptable to Seller. All such insurance shall be in such form and with such companies as Seller shall reasonably approve, shall be primary, without right of contribution from any insurance carried by Seller, and shall provide that such insurance may not be cancelled or altered so as to affect the interest of Seller without at least 30 days' prior written notice to Seller. All insurance covering loss or damage to the Units and Additional Security shall name Seller (or its designee) as loss payee and be payable to Seller as its interest may appear. Purchaser agrees to notify Seller of any occurrence which may become the basis of an insurance claim hereunder and not to make any adjustments with insurers without Seller's prior written consent. Prior to the first delivery of any Unit to Purchaser, Purchaser shall deliver to Seller satisfactory evidence of such insurance coverage.

7. EVENTS OF DEFAULT: Each of the following shall constitute an "Event of Default" hereunder; (a) Purchaser shall fail to make any payment to Seller when due hereunder or fail to observe or perform any other covenant, agreement or warranty made by Purchaser hereunder; (b) any representation of warranty or Purchaser contained herein or in any document furnished to Seller in connection herewith shall be incorrect or misleading when made; (c) any Unit or additional security shall become lost, stolen, destroyed, irreparably damaged or subject to any sale, lien, claim, security interest or encumbrance (other than in favor of Seller or its assignee); (d) any default shall occur under any other agreement between Purchaser and Seller; (e) Purchaser or any guarantor of this contract shall cease to do business, become insolvent, make an assignment for the benefit of creditors or file any petition under any bankruptcy, reorganization, insolvency or moratorium law, or any other law for the relief of debtors; (f) any involuntary petition shall be filed under any bankruptcy statute against Purchaser or any guarantor of this Contract or any receiver, trustee, or similar official shall be appointed to take possession of the properties of Purchaser or any guarantor of this Contract unless such petition of appointment ceases to be in effect within 30 days of said filing or appointment; (g) Seller shall reasonably deem itself to be insecure; or (h) any breach or repudiation by any guarantor shall occur under any guarantor shall occur under any guaranty obtained by Seller in connection with this Contract.

8. REMEDIES: If any Event of Default shall occur, Seller may, at its option, do any one or more of the following: (a) Declare all amounts due or to become due under this Contract, excluding any unearned portion of the Finance Charge, immediately due and payable; (b) recover any additional damages and expenses sustained by Seller by reason of the breach of any covenant, representation or warranty contained in this Contract; (c) enforce the security interest granted hereunder; (d) without notice, liability or legal process, enter upon the premises where any of the Units or additional security may be and take possession thereof, and (e) require Purchaser to assemble the Units and additional security and make them available to Seller at a place designated by Seller which is reasonably convenient to both parties. Time is of the essence of this Contract. Seller shall have all rights given to a secured party by law and may retain all monies theretofore paid by Purchaser hereunder as compensation for the reasonable use of the Units by Purchaser. Seller may, at its option, undertake commercially reasonable efforts to sell the Units and additional security, and the proceeds of any such sale shall be applied: First, to reimburse Seller for all reasonable expenses of retaking, holding, preparing for sale, and selling the Units and additional security, including all taxes and reasonable attorneys' fees, and second, to the extent not previously paid by Purchaser, to pay Seller all amounts then due or accrued under this Contract, including any accelerated payments and late payment charges. Any surplus shall be paid to the person entitled thereto. Purchaser shall promptly pay any deficiency to Seller. Purchaser acknowledges that sales for cash or on credit to a wholesaler, retailer or user of the Units or additional security, and with or without the Units or additional security being present at such sale, are all commercially reasonable. Purchaser agrees to pay all reasonable attorneys' fees (to the extent permitted by applicable law) and all costs and expenses incurred by Seller in enforcing this Contract. The remedies provided herein shall be cumulative and in addition to all other remedies at law or in equity. If Purchaser fails to perform any of its obligations under this Contract, Seller may (but need not) at any time thereafter perform such obligation, and the expenses incurred in connection therewith shall be payable by Purchaser upon demand.

9. SECURITY INTEREST; PURCHASER ASSURANCES AND REPRESENTATIONS: To secure payment of Purchaser's indebtedness to Seller hereunder and the performance of all obligations of Purchaser hereunder, Purchaser hereby grants to Seller a continuing security interest in the Units, and in the equipment, if any, described as Additional Security on the front of this contract, including all attachments, accessories and optional features for such Units and Additional Security (whether or not installed thereon) and all substitutions, replacements, additions and accessions thereto, and proceeds of all the foregoing. Purchaser will, at its expense, do any act and execute, acknowledge, deliver, file, register and record any Documents which Seller deems desirable in its discretion to protect Seller's security interest and Seller's rights and benefits under this Contract. Purchaser hereby irrevocably appoints Seller as Purchaser's Attorney-in-Fact for the signing and filing of such documents and authorizes Seller to delegate these limited powers. Purchaser acknowledges the signature of Seller or said delegatee upon such documents to be the same as Purchaser's own for all purposes and with the present intent to authenticate the document. Purchaser represents and warrants to Seller that (a) Purchaser has the power to make, deliver and perform under this Contract; (b) the person executing and delivering this Contract is authorized to do so on behalf of Purchaser;
(c) this Contract constitutes a valid obligation of Purchaser, legally binding upon it and enforceable in accordance with its terms; and (d) all credit, financial and other information submitted to Seller in connection with this Contract is and shall be true, correct and complete.

10. ASSIGNMENT; COUNTERPARTS: The rights and remedies of Seller under this contract may be assigned by Seller at any time. If this Contract is assigned by Seller, the term "Seller" shall thenceforth mean Seller's assignee, and if assigned to a partnership, shall thenceforth mean such partnership and, for purposes of Sections 2, 4, 5 and 6, each partner in such partnership. If notified by Seller, Purchaser shall make all payments due hereunder directly to the party designated in such notice, without any offset or deduction whatsoever. Purchaser waives, as to Seller's assignee, all claims and defenses Purchaser may have or assert against Seller and agrees that no such claim or defense will be asserted against Seller's assignee. No assignment of this Contract by Seller shall release any claim Purchaser may have against Seller hereunder. No assignment of this contract or any right or obligation hereunder may be made by Purchaser without the prior written consent of Seller. This Contract shall be binding upon and insure to the benefit of Seller and Purchaser and their respective successors and assigns. Although multiple counterparts of this document may be signed, only the counterpart accepted, acknowledged and certified by Caterpillar Financial Services Corporation on the signature page thereof as the original will constitute original chattel paper.

11. EFFECT OF WAIVER; ENTIRE AGREEMENT; MODIFICATION OF CONTRACT; NOTICES: No delay or omission to exercise any right or remedy accruing to Seller hereunder shall impair any such right or remedy nor shall it be construed to be a waiver of any breach or default of Purchaser. Any waiver or consent by Seller under this Contract must be in writing specifically set forth. This Contract completely states the rights of Seller and Purchaser with respect to the Units and supersedes all prior agreements with respect thereto. No variation or modification of this Contract shall be valid unless in writing. All notices hereunder shall be in writing, addressed to each party at the address set forth on the front of this Contract or at such other address as may be hereafter be furnished in writing.

12. APPLICABLE LAW, JURISDICTION AND JURY TRIAL WAIVER PROVISIONS: This Agreement shall be governed by and construed under the laws of the State of Tennessee, without giving effect to the conflict-of-laws principles thereof, and Purchaser hereby consents to the jurisdiction of any state or federal court located within the State of Tennessee. THE PARTIES HERETO HEREBY WAIVE THE
RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OBLIGATIONS OR THE COLLATERAL.

13. SEVERABILITY; SURVIVAL OF COVENANTS: If any provision of this Contract shall be invalid under any applicable law, such provision shall be deemed omitted but the remaining provisions hereof shall be given effect. All obligations of Purchaser under this Contract shall survive the expiration or termination of this Contract to the extent required for their full observance and performance.

     GUARANTY OF PAYMENT - INSTALLMENT SALE CONTRACT (SECURITY AGREEMENT)


THIS GUARANTY ("Guaranty") is made and entered into as of FEB 13 2001 by MEADOW
VALLEY CORPORATION,    , (hereinafter, referred to as "Guarantor"), in favor of
CASHMAN EQUIPMENT CO., 3101 EAST CRAIG ROAD, P.O. BOX 271630, LAS VEGAS, NV 89127-1630 (hereinafter, referred to as "Seller"), guaranteeing the indebtedness (as hereinafter defined) of MEADOW VALLEY CONTRACTORS, INC. (hereinafter referred to as "Obligor").

WITNESSETH:

FOR VALUE RECEIVED, and/or as an inducement to Seller to now or hereafter enter into, purchase or otherwise acquire the agreements, accounts and/or other obligations evidencing and/or securing Obligor's Indebtedness and in consideration of and for credit and financial accommodations now or hereafter extended to or for the account of the Obligor (which includes Seller's consent to an assignment and/or assumption of the Indebtedness), which is in the best interest of Guarantor and which would not have been extended but for this Guaranty, the Guarantor agrees as follows:

SECTION 1. Guaranty of Obligor's Indebtedness. Guarantor hereby absolutely,
----------------------------------------------
irrevocably and unconditionally agrees to, and by these presents does hereby:
(a) guarantee the prompt and punctual payment, performance and satisfaction of all present and future indebtedness and obligations of Obligor to Seller which Obligor now owes Seller or which Obligor shall at any time or from time to time hereafter owe Seller when the same shall become due in connection with or arising out of that certain Installment Sales Contract by and between Obligor and Seller dated FEB 13 2001, including any and all existing and future additional schedules, amendments and/or related agreements thereto (the "Contract"), whether direct or contingent, due or to become due, joint or several, primary or principal, interest and/or late charges or other charges of an original balance, an accelerated balance, a balance reduced by part payment or a deficiency after sale of collateral or otherwise and (b) undertake and guarantee to pay on demand and indemnify Seller against all liabilities, losses, costs, attorney's fees, and expenses which may be suffered by Seller by reason or Obligor's default or default of the Guarantor (with all of Obligor's indebtedness and/or obligations as stated above (including all costs, fees and expenses) being hereinafter individually and collectively referred to under this guaranty as Obligor's "Indebtedness", which Indebtedness shall be conclusively presumed to have been created in reliance upon this Guaranty).

SECTION 2. Joint, Several and Solidary Liability. Guarantor further agrees that
-------------------------------------------------
its obligations and liabilities for the prompt and punctual payment, performance and satisfaction of Obligor's Indebtedness are independent of any agreement or transaction with any third parties and shall be on a "joint and several" and "solidary" basis along with Obligor to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of Obligor's Indebtedness. in the event that there is more than one guarantor under this Guaranty, or in the event that there are other guarantors, endorsers, sureties or any other party who may at any time become liable for all or any portion of Obligor's Indebtedness (each, an "Other Obligor"), the provisions hereof shall be read with all grammatical changes thereby rendered necessary and each reference to the Guarantor shall include each and every one of those parties liable for all or any portion of Obligor's Indebtedness and each Guarantor's obligations and liabilities hereunder shall be on a "joint and several" and "solidary" basis along with such Other Obligors.

SECTION 3. Duration; Cancellation of Guaranty. This Guaranty and Guarantor's
----------------------------------------------
obligations and liabilities hereunder shall remain in full force and effect until such time as Obligor's Indebtedness shall be fully and finally paid, performed and/or satisfied, until such time as this Guaranty may be cancelled by Seller under a written cancellation instrument in favor of Guarantor or otherwise as stated herein.

SECTION 4. Default by Obligor. Immediately upon Obligor's default under any of
------------------------------
its Indebtedness in favor of Seller, Seller may make demand upon Guarantor and Guarantor unconditionally and absolutely agrees to pay the full then unpaid amount of all of Obligor's Indebtedness (whether at stated maturity, by required prepayment, declaration, acceleration or otherwise) and/or perform any covenant or agreement hereunder guaranteed. Such payment or payments shall be made immediately following demand by Seller at Seller's offices indicated above.

SECTION 5. Additional Covenants. Guarantor further agrees that Seller may, at
--------------------------------
its sole option, at any time, and from time to time, without the consent of or notice to Guarantor, or to any other party, and without incurring any responsibility to Guarantor or to any other party, and without affecting, impairing or releasing the obligations of Guarantor under this Guaranty: (a) discharge or release any party (including, but not limited to, Obligor, secondary obligors of Obligor's indebtedness or any co-guarantor under this Guaranty) who is or may be liable to Seller for Obligor's Indebtedness; (b) sell at public or private sale, exchange, release, impair, surrender, substitute, realize upon or otherwise deal with, in any manner and in any order and upon such terms and conditions as Seller deems best at its uncontrolled discretion, any leased equipment and/or any collateral listed in the Contract or now or hereafter otherwise directly or indirectly securing repayment of Obligor's Indebtedness (all such leased equipment and/or all such collateral shall hereinafter be referred to as the "Equipment"), including without limitation, the purchase of all or any part of such collateral for Seller's own account; (c) change the manner, place or terms of payment and/or available credit (including without limitation increase or decrease in the amount of such payments, available credit or any interest rate adjustments), or change or extend the time of payment of or renew, as often and for such periods as Seller may determine, or alter Obligor's Indebtedness or grant any other indulgence to Obligor and/or any secondary obligors of Obligor's Indebtedness or any co-guarantor under this Guaranty; (d) settle or compromise Obligor's Indebtedness with Obligor and/or any third party or refuse any offer of performance with respect to, or substitutions for, the Indebtedness, (e) take or accept any other security or guaranty for any or all of Obligor's Indebtedness; and/or (f) enter into, deliver, modify, amend or waive compliance with, any instrument, agreement or arrangement evidencing, securing or otherwise affecting, all or any part of Obligor's Indebtedness.

SECTION 6. No Release Guarantor. Guarantor's obligations and liabilities under
--------------------------------
this Guaranty shall not be released, impaired, reduced or otherwise affected by, and shall continue in full force and effect, notwithstanding the occurrence of any event, including without limitation any one or more of the following events:
(a) death, insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of authority (whether corporate, partnership or trust) of Obligor (or any person acting on Obligor's behalf) or any Other Obligor or any other defense based on or arising out of the lack of validity or unenforceability of the Indebtedness or any agreement or instrument relating thereto or any provisions thereof and/or Obligor's absence or cessation of liability thereunder for any reason, including without limitation, Seller's failure to preserve any right or remedy against Obligor; (b) any change in Obligor's financial condition; (c) partial payment or payments of any amount due and/or outstanding under Obligor's Indebtedness; (d) any change in Obligor's management, ownership, identity or business or organizational structure; (e) any payment by Obligor or any other party to Seller that is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or for any reason, Seller is required to fund such payment or pay such amount to Obligor or to any other person; (f) any sale, lease or transfer, whether or not commercially reasonable, of all or any part of Obligor's assets and/or any assignment, transfer or delegation of Obligor's Indebtedness to any third party (whereby this Guaranty shall continue to extend to all sums due from or for the account of Obligor and/or the new or substituted legal entity); (g) any failure to perfect any lien or security interest securing the Indebtedness or preserve any right, priority or remedy against any Equipment; (h) any interruption, change or cessation of relations between Guarantor and Obligor; (i) any defect in, damage to, destruction of or loss of or interference with possession or use of any Equipment for any reason by Obligor or any other person; (j) any act or omission by Seller which increases the scope of Guarantor's risk, including without limitation, negligent administration of transactions with Obligor; and/or (k) any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing, which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against Guarantor.

SECTION 7. Waivers by Guarantor. Guarantor waives, for the benefit of Seller
--------------------------------
(which waivers shall survive until this Guaranty is released or terminated in writing by Seller): (a) notice of the acceptance of this Guaranty; (b) notice of the existence, creation or incurrence of new and/or additional debt owing from Obligor to Seller; (c) presentment, protest and demand, and notice of protest, demand, nonpayment, nonperformance and dishonor of any and all agreements, notes or other obligations signed, accepted, endorsed or assigned to or by Seller or agreed to between Obligor and Seller; (d) notice of adverse change in Obligor's financial condition or any other fact which might materially increase the risk of Guarantor; (e) any and all rights in and notices or demands relating to any Equipment, including without limitation, all rights, notices, advertisements or demands relating, whether directly or indirectly, to the foreclosure, sale or other disposition of any or all such Equipment or the manner of such sale or other disposition; (f) any claim, right or remedy which Guarantor may now have or hereafter acquire against the Obligor that arises hereunder and/or from the performance by any Other Obligor including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Seller against the Obligor or any security which Seller now has or hereafter acquires with respect to the Obligor, whether or not such claim, right or remedy arises in equity, under contract (express or implied), by statute, under common law or proceedings against such parties; (h) any right of contribution from any Other Obligors; (i) notice and hearing as to any prejudgment remedies; (j) any defense which is premised on an alleged lack of consideration of the obligation undertaken by Guarantor, including without limitation, any defense to the enforcement of this Guaranty based upon the timing of execution of this Guaranty and/or that the Guaranty had been executed after the execution date of any agreements evidencing the Indebtedness; (k) all exemptions and homestead laws;
(l) any other demands and notices required by law; (m) all setoffs and counterclaims against Seller and/or Obligor; (n) any defense based on the claim that Guarantor's liabilities and obligations exceed or are more burdensome than those of Obligor; (o) any defense which the Obligor may assert or be able to assert on the underlying Indebtedness or which may be asserted by Guarantor, including but not limited to (i) breach of warranty, (ii) fraud, (iii) statute of frauds, (iv) infancy, (v) stature of limitations, (vi) lender liability,
(vii) accord and satisfaction, (viii) payment and/or (ix) usury.

SECTION 8. Enforcement of Guarantor's Obligations and Liabilities. Guarantor
------------------------------------------------------------------
agrees that, should Seller deem it necessary to file an appropriate collection action to enforce Guarantor's obligations and liabilities under this Guaranty, Seller may commence such a civil action against Guarantor without the necessity of first

(i) attempting to collect Obligor's Indebtedness from Obligor or from any Other Obligor, whether through filing of suit or otherwise, (ii) attempting to exercise any rights Seller may have against any Equipment, whether through re-lease, the filing of an appropriate foreclosure action or otherwise, (iii) including Obligor or any Other Obligor as an additional party defendant in such a collection action against Guarantor, or (iv) pursuing any other remedy in Seller's power or to mitigate damages. If there is more than one guarantor under this Guaranty, each Guarantor additionally agrees that Seller may file an appropriate collection and/or enforcement action against any one or more of them, without impairing the rights of Seller against any other guarantor under this Guaranty.

SECTION 9. Construction. This writing is intended as a final expression of this
-----------------------
Guaranty agreement and is a complete and exclusive statement of the terms of that agreement, provided however, that the provisions of this Guaranty shall be in addition to and cumulative of, and not in substitution, novation or discharge of, any and all prior or contemporaneous written guarantees or other written agreements by Guarantor (or any one or more of them), in favor of Seller or assigned to Seller by others, all of which shall be construed as complementing each other. Nothing herein contained shall prevent Seller from enforcing any and all such other guaranties or agreements in accordance with their respective terms.

SECTION 10. Successors and Assigns Bound. Guarantor's obligations and
----------------------------------------
liabilities under this Guaranty shall be binding upon Guarantor's successors, heirs, legatees, devisees, administrators, executors and assigns. Seller may assign this Guaranty and any and all rights and interests included herein Seller's sole discretion without notice to Guarantor and the rights and remedies granted to Seller under this Guaranty shall also inure to the benefit of Seller's successors and assigns, as well as to any and all subsequent holder or holders of any of Obligor's Indebtedness subject to this Guaranty, without setoff, counterclaim, reduction, recoupment, abatement, deduction or defense based on any claim Guarantor may have against Seller, such successors and assigns or subsequent holders of Obligor's Indebtedness. Guarantor shall not assign this Guaranty without the prior written consent of Seller.

SECTION 11. Termination. This Guaranty is irrevocable and may be terminated
-----------------------
only as to indebtedness created sixty (60) days after actual receipt by Seller of written notice of termination hereof, provided however, that all Indebtedness incurred, created and arising pursuant to a commitment of Seller made prior to the effective date of such termination (the "Termination Date") and any extensions, renewals or modifications of such Indebtedness (including without limitation loan and/or other commitments) agreed to or instituted by Seller prior to the Termination Date shall be effected by such revocation and shall be deemed to have been incurred prior to termination (irrespective of whether Indebtedness arising thereunder occurs after the Termination Date) and shall be fully covered by this Guaranty. Any termination of this Guaranty shall be ineffective unless upon the Termination Date Guarantor deposits with Seller collateral in the form of cash in an amount not less than the amount of the Indebtedness outstanding on the Termination Date. Such cash shall be held by Seller in a separate account and shall be returned to Guarantor upon the full and indefeasible payment of all of the Indebtedness.

SECTION 12. Governing Law; Waiver of Jury. This Guaranty shall be construed
-----------------------------------------
liberally in favor of Seller and shall be governed and construed in accordance with the substantive laws of the state of Seller's office specified above or the state of Seller's successors and assigns principal place of business without regard to the conflicts of laws principles thereof. ANY ACTION, SUIT OR PROCEEDING RELATING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR THE RELATIONSHIP BETWEEN GUARANTOR AND SELLER OR SELLER'S SUCCESSORS AND ASSIGNS, WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. AS SUCH, GUARANTOR HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN ANY SUCH ACTION, SUIT OR PROCEEDING. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT. This Agreement shall be governed by and construed under the laws of the State of Tennessee, without giving effect to the conflict-of-laws principles thereof, and Guarantor hereby consents to the jurisdiction of any state or federal court located within the State of Tennessee.

SECTION 13. Severability. If any provisions of this Guaranty is held to be
------------------------
illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.


IN WITNESS WHEREOF, Guarantor has executed this Guaranty in favor of Seller on the day, month and year first written above.


GUARANTOR HAS READ AND FULLY UNDERSTANDS ALL OF THE PROVISIONS OF THIS GUARANTY.

                                                (Complete Address, Phone, SSN
                                                if Guarantor is an individual.)

Guarantor: MEADOW VALLEY CORPORATION            Address:

Signature: /s/ Alan Terril
          ----------------------------------

Name (PRINT):  Alan Terril                      Phone:  702-864-2575
             -------------------------------          -------------------------

Title:         V.P.                             SSN:
      --------------------------------------        ---------------------------


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